Exhibit 23(c)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             We hereby consent to the incorporation by reference in this registration statement on Form S-8 for the Thermo Optek Corporation Directors Deferred Compensation Plan of our report dated April 2, 1996 relating to the statutory financial statements of A.R.L. Applied Research Laboratories S.A. which appears in Thermo Optek Corporation's registration statement No. 333-03630 on Form S-1.



                                      /s/Price Waterhouse S.A.



        Lausanne, Switzerland
        October 7, 1996